UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2005


                               CPG PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                               33-98136 22-3258100
          (Commission File Number) (I.R.S. Employer Identification No.)


               105 Eisenhower Parkway, Roseland, New Jersey 07068
                                 (973) 228-6111
          (Address of principal executive offices and telephone number)

                                 Not Applicable

              (Former name or former address, if changed since last
                                    report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On June 1, 2005, CPG Partners, L.P. (the "Company"), entered into a Tenth Supplemental Indenture (the "Tenth Supplemental Indenture") with CPG Holdings, LLC and U.S. Bank National Association, as Trustee.

The Tenth Supplemental Indenture supplements the Indenture, dated as of January 23, 1996, among the Company, as Issuer, Chelsea Property Group, Inc. (formerly known as Chelsea GCA Realty, Inc.) ("Chelsea"), as Guarantor, and U.S. Bank National Association (successor to State Street Bank and Trust Company), as Trustee, as amended by the First through Ninth Indentures (the "Indenture").

The shareholders of Chelsea agreed on June 1, 2005 to liquidate Chelsea pursuant to a Plan of Liquidation and to distribute substantially all of Chelsea's assets to CPG Holdings, LLC, the largest shareholder of Chelsea. The Tenth Supplemental Indenture evidences the succession of CPG Holdings, LLC to Chelsea as Guarantor under the Indenture. Pursuant to the Tenth Supplemental Indenture, CPG Holdings, LLC agrees to assume all of the rights and obligations of the Guarantor under the Indenture.

The foregoing description of the Tenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Tenth Supplemental Indenture which is filed as Exhibit 4.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

     The following exhibit is being filed with this Current Report on Form 8-K:

          4.1 Tenth Supplemental Indenture, dated as of June 1, 2005, between CPG Partners L.P., CPG Holdings, LLC and U.S. Bank National Association, as Trustee.

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 2, 2005

                                        CPG PARTNERS, L.P.

                                        By:  Chelsea Property Group, Inc., its
                                             General Partner

                                        By:   /s/ Michael J. Clarke
                                            ------------------------------------
                                            Name:   Michael J. Clarke
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit Number     Description

4.1 Tenth Supplemental Indenture, dated as of June 1, 2005, between CPG Partners L.P., CPG Holdings, LLC and U.S. Bank National Association, as Trustee.